Goodwill, Software and Other Intangible Assets	12 Months Ended
Oct. 31, 2020
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Goodwill, Software and Other Intangible Assets

Note 9	Goodwill, software and other intangible assets
Goodwill
The carrying amount of goodwill is reviewed for impairment annually as at August 1 and whenever there are events or changes in circumstances which indicate that the carrying amount may not be recoverable. Goodwill is allocated to CGUs for the purposes of impairment testing based on the lowest level for which identifiable cash inflows are largely independent of cash inflows from other assets or groups of assets. The goodwill impairment test is performed by comparing the recoverable amount of the CGU to which goodwill has been allocated with the carrying amount of the CGU including goodwill, with any deficiency recognized as impairment to goodwill. The recoverable amount of a CGU is defined as the higher of its estimated fair value less cost to sell and value in use.
We have three significant CGUs to which goodwill has been allocated. The changes in the carrying amount of goodwill are allocated to each CGU as follows:

		CGUs
$ millions, as at or for the year ended October 31		CIBC FirstCaribbean	Canadian Wealth Management	U.S. Commercial Banking and Wealth Management	Other	Total
2020	Balance at beginning of year	$278	$884	$4,084	$203	$5,449
	Impairment	(248)	–	–	–	(248)
	Foreign currency translation adjustments	5	–	47	–	52
	Balance at end of year	$35	$884	$4,131	$203	$5,253
2019	Balance at beginning of year	$413	$884	$4,078	$189	$5,564
	Acquisitions	–	–	4	14	18
	Impairment	(135)	–	–	–	(135)
	Foreign currency translation adjustments	–	–	2	–	2
	Balance at end of year	$278	$884	$4,084	$203	$5,449

Impairment testing of goodwill and key assumptions
CIBC FirstCaribbean
CIBC acquired a controlling interest in CIBC FirstCaribbean in December 2006 and now holds 91.7% of its shares. CIBC FirstCaribbean is a major Caribbean bank offering a full range of financial services in corporate and investment banking, retail and business banking, and wealth management. CIBC FirstCaribbean, which has assets of approximately US$12 billion, operates in the Caribbean and is traded on the stock exchanges of Barbados and Trinidad & Tobago. The results of CIBC FirstCaribbean, including goodwill impairment charges thereon, are included in Corporate and Other.
On November 8, 2019 and as discussed in Note 4, we announced that we had entered into a definitive agreement to sell 66.73% of CIBC FirstCaribbean’s outstanding shares to GNB Financial Group Limited (GNB). As a result of the valuation implied from the definitive agreement with GNB, we recognized a goodwill impairment charge of $135 million in the fourth quarter of 2019. Commencing in the first quarter of 2020, the assets and liabilities of CIBC FirstCaribbean were treated as held for sale, and measured at the lower of their aggregate carrying amount and fair value less costs to sell, on the basis that the transaction was highly probable
to close in 2020, subject to regulatory approvals. In the second quarter of 2020, we recognized an additional goodwill impairment charge of $28 million based on the estimated impact of the COVID-19 pandemic on the recoverable value of the 24.9% interest in CIBC FirstCaribbean that we expected to retain.
As a result of the lengthy regulatory review process, the worsening impact of the COVID-19 pandemic on the Caribbean economy and our revised expectations regarding the likelihood and timing of closing of a potential transaction, we concluded in the fourth quarter of 2020 that held for sale accounting is no longer appropriate. As a result, we were required to assess the recoverable amount of the remaining goodwill based on current market conditions rather than the definitive agreement with GNB. This assessment reflected revised expectations concerning the impact of the COVID-19 pandemic and led to the recognition of an additional goodwill impairment charge of $220 million. Estimation of the recoverable amount is based on fair value less costs to sell, and is an area of significant judgment. The fair value measurement is categorized within level 3 of the fair value hierarchy as it includes certain unobservable inputs. Reductions in the estimated recoverable amount could arise from various factors, including changes in the impact of the COVID 19 pandemic and other market conditions.
See Note 4 for additional details.
Canadian Wealth Management
The recoverable amount of the Canadian Wealth Management CGU is based on a fair value less cost to sell calculation. The fair value is estimated using an earnings-based approach whereby the forecasted earnings are based on the Wealth Management internal plan which was approved by management and covers a three-year period. The calculation incorporates the forecasted earnings multiplied by an earnings multiple derived from observable price-to-earnings
multiples of comparable wealth management institutions. The
price-to-earnings
multiples of those comparable wealth management institutions ranged from 7.9 to 13.7 as at August 1, 2020 (August 1, 2019: 8.0 to 10.9).
We have determined that the estimated recoverable amount of the Wealth Management CGU was well in excess of its carrying amount as at August 1, 2020. As a result, no impairment charge was recognized during 2020.
If alternative reasonably possible changes in key assumptions were applied, the result of the impairment test would not differ.
U.S. Commercial Banking and Wealth Management
The recoverable amount of the U.S. Commercial Banking and Wealth Management CGU (including The PrivateBank and Geneva Advisors) is based on a value in use calculation that is estimated using a ten-year cash flow projection, to reflect a recovery to more normal levels of economic growth following the COVID-19 pandemic. The cash flows projections are based on the financial plans approved by management, and an estimate of the capital required to be maintained to support ongoing operations. The determination of the medium- and long-term forecasted earnings requires the exercise of judgment in light of the uncertainty regarding the ultimate economic impact of the COVID-19 pandemic. Implicit in our economic outlook is the assumption that the manner in which governments respond to the second and subsequent waves of the virus, and the dissemination of an effective mass-produced vaccine, will allow the U.S. economy to continue to recover during 2021, with the economy returning to pre-COVID levels of economic activity in 2022 and pre-COVID levels of unemployment in 2023.
We have determined that for the impairment testing performed as at August 1, 2020, the estimated recoverable amount of the U.S. Commercial Banking and Wealth Management CGU was in excess of its carrying amount. As a result, no impairment charge was recognized during 2020.
A terminal growth rate of 4.0% as at August 1, 2020 (August 1, 2019: 3.5%) was applied to the years after the ten-year forecast. All of the forecasted cash flows were discounted at an after-tax
rate of 10.2% as at August 1, 2020 (12.4%
pre-tax)
which we believe to be a risk-adjusted discount rate appropriate to U.S. Commercial Banking and Wealth Management (we used an after-tax
rate of 9.0% as at August 1, 2019). The determination of a discount rate and a terminal growth rate require the exercise of judgment. The discount rate was determined based on the following primary factors: (i) the risk-free rate; (ii) an equity risk premium; and (iii) beta adjustment to the equity risk premium based on a review of betas of comparable publicly traded financial institutions in the region. The terminal growth rate was based on management’s expectations of real growth and forecast inflation rates.
Estimation of the recoverable amount is an area of significant judgment. The recoverable amounts is estimated using an internally developed model which requires the use of significant assumptions including forecasted earnings, a discount rate, a terminal growth rate and forecasted regulatory capital requirements. Reductions in the estimated recoverable amount could arise from various factors, such as reductions in forecasted cash flows, an increase in the assumed level of required capital, and any adverse changes to the discount rate or terminal growth rate either in isolation or in any combination thereof.
Other
The goodwill relating to the Other CGUs is comprised of amounts which individually are not considered to be significant. We have determined that for the impairment testing performed as at August 1, 2020, the estimated recoverable amount of these CGUs was in excess of their carrying amounts.
Allocation to strategic business units
Goodwill of $5,253 million (2019: $5,449 million) is allocated to the SBUs as follows: Canadian Commercial Banking and Wealth Management of $954 million (2019: $954 million), Corporate and Other of $98 million (2019: $327 million), U.S. Commercial Banking and Wealth Management of $4,131 million (2019: $4,084 million), Capital Markets of $63 million (2019: $77 million), and Canadian Personal and Business Banking of $7 million (2019: $7 million).

Software and other intangible assets
The carrying amount of indefinite-lived intangible assets is provided in the following table:

$ millions, as at or for the year ended October 31		Contract based (1)	Brand name (2)	Total
2020	Balance at beginning of year	$116	$26	$142
	Foreign currency translation adjustments	–	–	–
	Balance at end of year	$116	$26	$142
2019	Balance at beginning of year	$116	$26	$142
	Foreign currency translation adjustments	–	–	–
	Balance at end of year	$116	$26	$142

(1)	Represents management contracts purchased as part of past acquisitions.
(2)	Acquired as part of the CIBC FirstCaribbean acquisition.
The components of finite-lived software and other intangible assets are as follows:

$ millions, as at or for the year ended October 31		Software (1)	Core deposit intangibles (2)	Contract based (3)	Customer relationships (4)	Total
2020	Gross carrying amount
	Balance at beginning of year	$3,052	$611	$38	$322	$4,023
	Additions	481	–	–	–	481
	Disposals (5)	(28)	–	–	(69)	(97)
	Adjustments (6)	3	8	(16)	4	(1)
	Balance at end of year	$3,508	$619	$22	$257	$4,406
2019	Balance at end of year	$3,052	$611	$38	$322	$4,023
2020	Accumulated amortization
	Balance at beginning of year	$1,631	$389	$11	$165	$2,196
	Amortization and impairment (5)	371	64	5	36	476
	Disposals (5)	(20)	–	–	(68)	(88)
	Adjustments (6)	1	4	(4)	2	3
	Balance at end of year	$1,983	$457	$12	$135	$2,587
2019	Balance at end of year	$1,631	$389	$11	$165	$2,196
	Net book value
	As at October 31, 2020	$1,525	$162	$10	$122	$1,819
	As at October 31, 2019	$1,421	$222	$27	$157	$1,827

(1)	Includes $620 million (2019: $515 million) of work-in-progress not subject to amortization.
(2)	Acquired as part of the acquisitions of CIBC FirstCaribbean and The PrivateBank.
(3)	Represents a combination of management contracts purchased as part of past acquisitions including The PrivateBank and Geneva Advisors in 2017, as well as LGA and Cleary Gull in 2019.
(4)	Represents customer relationships associated with past acquisitions including The PrivateBank and Geneva Advisors in 2017, and LGA in 2019.
(5)	Includes write-offs of fully amortized assets.
(6)
Includes foreign currency translation adjustments and reclassification of certain contract-based assets to right-of-use assets in Property and
e
quipment as a result of our adoption of IFRS 16 on November 1, 2019.

Net additions and disposals of gross carrying amount during the year were: Canadian Personal and Business Banking net additions of $1 million (2019: net disposals of $12 million); Canadian Commercial Banking and Wealth Management net disposals of nil (2019: net disposals of nil); U.S. Commercial Banking and Wealth Management net disposals of $8 million (2019: net additions of $10 million); Capital Markets net disposals of nil (2019: net disposals of $1 million); and Corporate and Other net additions of $459 million (2019: net additions of $81 million).